THE GABELLI VALUE FUND INC.

                                  ANNUAL REPORT
                                DECEMBER 31, 2002


                                     * * * *


     MORNINGSTAR RATED(TM)THE GABELLI VALUE FUND INC. CLASS A SHARES 4 STARS
           OVERALL AND 5 STARS FOR THE TEN-YEAR PERIOD ENDED 12/31/02
     AMONG 34 U.S. DOMICILED MID-CAP BLEND FUNDS. THE FUND WAS RATED 2 STARS
             FOR THE THREE-YEAR PERIOD AND 3 STARS FOR THE FIVE-YEAR
                  PERIOD ENDED 12/31/02 AMONG 167 AND 105 U.S.
                  DOMICILED MID-CAP BLEND FUNDS, RESPECTIVELY.


TO OUR SHAREHOLDERS,
      In the fourth quarter of 2002, the stock market enjoyed its first sustained rally of the year. The Dow Jones Industrial Average posted eight consecutive weekly gains and closed the quarter with a 10.48% return. The Standard & Poor's ("S&P") 500 Index and technology-dominated Nasdaq Composite Index also finished in the black. This was not nearly enough, however, to prevent a third consecutive year of declines for all of these indices. The Gabelli Value Fund Inc. (the "Fund") lost ground by falling 15.95% for the year, slightly behind the Dow, which dropped 15.04%, and finished well ahead of the S&P 500 Index, which fell 22.09% during 2002.

TABLE I
COMPARATIVE RESULTS
--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002(A)
               --------------------------------------------------

                                                    SINCE
                                     QUARTER    INCEPTION(B)   10 YEAR   5 YEAR    3 YEAR       1 YEAR
Gabelli Value Fund Class A .......... 12.09%       12.15%       13.83%    5.83%     (6.54)%    (15.95)%

S&P 500 Index .......................  8.43%        9.65%        9.34%   (0.58)%   (14.54)%    (22.09)%
Dow Jones Industrial Average ........ 10.48%        8.91%       12.05%    2.87%     (8.51)%    (15.04)%
Nasdaq Composite Index .............. 13.95%        8.15%        7.03%   (3.19)%   (31.02)%    (31.53)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses, but do not reflect deduction of sales charge. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on September 29, 1989.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Performance is based on Class A Shares. Other share classes may have different performance characteristics. (C)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (CLASS A SHARES) (a)


--------------------------------------------------------------------------------
                                                Quarter
                            ----------------------------------------------
                                1ST        2ND     3RD       4TH        YEAR
 2002:  Net Asset Value ......$16.97     $14.43   $12.32    $13.81     $13.81
        Total Return .........  3.3%     (15.0)%  (14.6)%    12.1%     (16.0)%
--------------------------------------------------------------------------------
 2001:  Net Asset Value ......$16.24     $17.63   $15.06    $16.43     $16.43
        Total Return ......... (0.7)%      8.6%   (14.6)%    12.9%       5.4%
--------------------------------------------------------------------------------
 2000:  Net Asset Value ......$18.70     $18.89   $18.44    $16.13     $16.13
        Total Return ......... (3.9)%      1.0%    (2.4)%    (2.8)%     (7.9)%
--------------------------------------------------------------------------------
 1999:  Net Asset Value ......$17.29     $19.58   $18.93    $19.45     $19.45
        Total Return .........  7.5%      13.2%    (3.3)%    12.1%      31.9%
--------------------------------------------------------------------------------
 1998:  Net Asset Value ......$16.43     $16.94   $14.71    $16.08     $16.08
        Total Return ......... 14.9%       3.1%   (13.2)%    19.8%      23.2%
--------------------------------------------------------------------------------
 1997:  Net Asset Value ......$11.63     $14.11   $15.73    $14.30     $14.30
        Total Return .........  1.0%      21.3%    11.5%      8.6%      48.2%
--------------------------------------------------------------------------------
 1996:  Net Asset Value ......$12.88     $13.08   $12.63    $11.52     $11.52
        Total Return ......... 10.9%       1.6%    (3.4)%     0.0%       8.7%
--------------------------------------------------------------------------------
 1995:  Net Asset Value ......$11.41     $11.75   $12.81    $11.61     $11.61
        Total Return .........  8.8%       3.0%     9.0%      0.3%      22.5%
--------------------------------------------------------------------------------
 1994:  Net Asset Value ......$11.37     $11.55   $12.43    $10.49     $10.49
        Total Return ......... (6.0)%      1.6%     7.6%     (2.7)%      0.0%
--------------------------------------------------------------------------------
 1993:  Net Asset Value ......$11.15     $11.93   $13.92    $12.09     $12.09
        Total Return ......... 10.1%       7.0%    16.7%      1.5%      39.4%
--------------------------------------------------------------------------------
 1992:  Net Asset Value ......$10.40      $9.84   $10.04    $10.13     $10.13
        Total Return .........  9.7%      (5.4)%    2.0%      6.4%      12.7%
--------------------------------------------------------------------------------
 1991:  Net Asset Value ...... $9.51      $9.50    $9.57     $9.48      $9.48
        Total Return ......... 11.8%      (0.1)%    0.7%      2.5%      15.3%
--------------------------------------------------------------------------------
 1990:  Net Asset Value ...... $9.23      $9.36    $8.19     $8.51      $8.51
        Total Return ......... (2.4)%      1.4%   (12.5)%     9.0%      (5.6)%
--------------------------------------------------------------------------------
 1989:  Net Asset Value ......   --        --       --       $9.58      $9.58
        Total Return .........   --        --       --        2.1%(b)    2.1%(b)
--------------------------------------------------------------------------------

                  Dividend History
---------------------------------------------------
PAYMENT (EX) DATE RATE PER SHARE REINVESTMENT PRICE
December 31, 2002              --             --
December 31, 2001          $0.060         $16.43
December 27, 2001          $0.515         $16.51
December 27, 2000          $1.753         $15.77
December 27, 1999          $1.720         $18.98
December 28, 1998          $1.490         $15.54
December 29, 1997          $2.720         $14.01
December 27, 1996          $1.110         $11.57
December 27, 1995          $1.230         $11.56
December 30, 1994          $1.600         $10.49
December 31, 1993          $2.036         $12.09
December 31, 1992          $0.553         $10.13
December 31, 1991          $0.334         $ 9.48
December 31, 1990          $0.420         $ 8.51
March 19, 1990             $0.120         $ 9.21
December 29, 1989          $0.068         $ 9.58

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS DECEMBER 31, 2002 (A)
--------------------------------------------------------------------------------
                             Class A      Class B      Class C
                             Shares       Shares       Shares
                             -------      -------      -------
 1 Year ...................(15.95)%      (16.64)%     (16.63)%
 ..........................(20.59)%(c)   (20.98)%(d)  (17.49)%(d)
 5 Year ...................  5.83%         5.36%        5.42%
 ..........................  4.64%(c)      5.26%(d)     5.42%(d)
 10 Year .................. 13.83%        13.58%       13.61%
 .......................... 13.19%(c)     13.58%(d)    13.61%(d)
 Life of Fund (b) ......... 12.15%        11.96%       11.99%
 .......................... 11.67%(c)     11.96%(d)    11.99%(d)
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class A Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class B Shares and Class C Shares on March 15, 2000. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

                                 [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI VALUE FUND, THE CONSUMER PRICE INDEX + 10% AND THE S&P 500 INDEX

           GABELLI VALUE FUND        CONSUMER PRICE         S&P 500
             (CLASS A SHARES)             INDEX +10%          INDEX
9/29/89                 9,450                 10,000         10,000
12/89                   9,648                 10,338         10,210
                        9,108                 12,003          9,893
12/91                  10,502                 13,571         12,910
                       11,836                 15,322         13,556
12/93                  16,510                 17,275         14,925
                       16,510                 19,464         15,119
12/95                  20,220                 21,905         20,803
                       21,979                 24,823         25,588
12/97                  32,579                 27,727         34,122
                       40,137                 30,946         43,915
12/99                  52,949                 34,876         53,150
                       48,793                 39,549         48,313
12/01                  51,433                 44,137         42,569
12/02                  43,229                 49,610         33,166

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMENTARY

THE YEAR IN REVIEW -- A CRISIS IN CONFIDENCE

      The economy roared out of the recession with a 5.8% Gross Domestic Product ("GDP") gain in the first quarter of 2002. What followed was a year characterized by scandals: Enron -- the biggest bankruptcy in history (later trumped by WorldCom); the uncovering of accounting scandals, the demise of Arthur Andersen, as well as New York State Attorney General Eliot Spitzer's attempts to eliminate the conflicts of interest between banking and research by aggressively pursuing the large investment houses and the Grubmans and Blodgets of the world. While on the subject, let us not forget Tyco's Kozlowski's alleged personal tax avoidance schemes or the travails of Martha Stewart's alleged insider trading in ImClone stock. These traumas weighed heavily on the overall market. Anxiety about the vitality of our capital system spread to Securities and Exchange Commission ("SEC") Chairman Harvey Pitt who was eventually forced to resign because of his support of William Webster, who then also elected to withdraw his nomination.

      These announcements spooked investors. They surfaced during a period of stalled earnings. In the same manner that the stock market boom encouraged optimism about the boundless opportunities for earnings and sales growth, any hint of wrongdoing was an excuse to ratchet down positive forecasts.

A RECOVERY WITHOUT RESPECT

      The loss of investor confidence was at odds with the economic recovery that reflected a solid, if frustratingly slow, path to recovery. Consumer spending and confidence continued to hold up well. Individuals took advantage of low interest rates to buy or refinance their homes and to purchase autos.

Beginning with the surprise 50 basis point rate cut in January of 2001, Federal Reserve Chairman Alan Greenspan made plain his intention to help the consumer sustain the economy until capital spending could resume to fuel a more lasting recovery. Today, we are more optimistic that capital spending -- this second leg of the recovery -- will resume in 2003.

      The excess capacity and equipment that was built under the boom scenario is now getting rationalized out. This has been -- and continues to be -- a wrenching period for the economy, particularly for the companies (and investors) in telecommunications, media and utilities industries. However, Schumpeter's
"creative destruction" is a requisite evil in capitalism to wind up with stronger companies that can compete well, maintain market share and produce new goods and services. At the same time, it gives us renewed respect for the self-regulating nature of the U.S. capital markets, and reminds us why it is the model for the world. Ultimately we believe that solid companies in the telecom industry such as Nextel, Telephone & Data Systems and AT&T Wireless will emerge with broader opportunities.

POSITIVES: DE-REGULATION, DEALS, AND QUALITY OF EARNINGS

      The Federal Communications Commission ("FCC") is preparing to phase out rules that require the former "Baby Bells" to rent their networks to rivals at low mandated prices, thereby subsidizing competition. FCC Chairman Michael Powell believes that real competition can only come from those who own their own networks. He also is committed to ensuring that surviving telecommunications carriers will have the ability to generate good returns and cash flow to invest in new services. One goal of the Bush Administration and Powell's FCC is the proliferation of broadband. As the next economic cycle develops, demand for telephony will again grow at a multiple of GDP, as it had for the prior two decades.

      Elsewhere, the limitations on cross ownership of media assets will be lifted or eliminated. Merger and acquisition activity will resume along with capital spending once companies begin to believe they are in a position of strength, and that spending is necessary to grow and compete. The government must encourage R&D to spur capital spending in conductivity and connectivity. As was the case at Vivendi where management is putting Cegetel and SFR together, one favorable outcome is that the slowdown in wireless and wireline will end up energizing transactions. In the utilities industry, the 1992 Utilities Act encouraged the unbundling of generation and transmission lines. While this eventually led to the abuses at Enron, the Act creates the framework for transactions to occur.

      Clearly, WorldCom and Adelphia created an air pocket for valuations. They also presented a delay in the catalyst for change. We do feel that the signal lights will go from yellow to green in the spring of 2003. More TV station owners will consolidate. A result of some of the recent mergers -- for example, Nestle buying Ralston -- is that a slew of new product introductions will require awareness. Bottom line, we anticipate a very good advertising market going forward. In the interim, we add opportunistically to the portfolio when we find distressed names such as Disney and Vivendi to buy.

      In the mid 70's, we originated and focused a valuation methodology based on Private Market Value ("PMV"). The baseline was at what price would an industrialist be willing to pay for the assets of a given company and why? The next level below the PMV of a company is the price leveraged buy-out ("LBO") groups will pay, slightly less than a synergistic corporate buyer because of the lack of ability to eliminate redundancy. The prices of small companies do not have any room to go down. Indeed, managements want to own and families want to sell. Unfortunately, as was the case in 1992, you cannot get financing. Banks are not lending. Whereas years ago, banks would lend at six times, today banks are absent from the equation at two times cash flow, while stocks trade at five times cash flow. The result is that the next part of the consolidation process will be by the corporate buyer -- for example, HSBC acquiring Household. There are also a number of green lights including Financial Accounting Standards Board ("FASB") 142 in accounting that create an incredible stimulus for transactions.

      While the stock market still has the overhang of the potential war with Iraq, and the burden of higher oil prices, there are some bright spots. One silver lining in the aftermath of accounting fraud and corporate scandals is increased transparency and higher quality in earnings and cash flow. Corporate America has been tagged with quality of earning concerns and has responded by promising to include more detailed information about profitability in the future. Companies that used to smooth quarterly earnings with accounting contrivances are pressured to take a more conservative approach to reporting. This overdue clarity and transparency will be good for investors. The Sarbanes-Oxley Act, requiring chief executives to personally certify their financial statements, will work to focus managements' attention on the connection between their job to create wealth for shareholders and the need for shareholders to understand what management is doing.

ECONOMIC STIMULUS

      Our national priority is to get the economy stimulated. From a fiscal policy standpoint, the end goal for this Administration is to get Bush re-elected. In order to do this, the economy must start to improve by year-end 2003. Forty-three has learned from Forty-one. The Administration and Congress have proposed plans to stimulate growth. While not yet in final form, the plans include accelerating income tax rates that were approved two years ago, extending unemployment benefits, providing rebate checks to middle class parents, eliminating the tax on dividends for individuals, a tax incentive to spur capital investment by small and medium size businesses, and an increase in spending on infrastructure. There are a number of silver bullets that will result in giving the consumer money to spend which should stimulate the economy. The trial balloons launched in December resulted in more aggressive proposals for stimulus from the President's economic package. By addressing the taxability of dividends, it has helped the psychology of the market. In addition, the acceleration in the timing of the earlier tax cuts and perhaps a holiday in social security tax should encourage consumers to increase spending.

      From a business standpoint, we need to jump start capital spending. Investment tax credits and the elimination of double taxation of dividends are powerful tools that will hopefully be approved. Meanwhile, the overriding drag on the economy is the price of oil. A price of $25 or more per barrel presents a challenge to consumption. Until action is taken to reduce consumption and alter habits, the high price of oil is like a pickpocket in Times Square, stealing the opportunity from consumers and businesses to reinvigorate the economy.

GROWTH OUTSIDE THE UNITED STATES

      We expect better growth in Europe and its time may finally be coming. The European Central Bank ("ECB") made an unexpected 50 basis point cut in interest rates just at year-end. This was accompanied by remarks that the ECB would reassess the emphasis placed upon fighting inflation and would at least acknowledge the need for growth. Our holdings in companies with large European exposure such as Modine and Heinz will benefit from a stronger economy overseas.

BARRON'S 2003 ROUNDTABLE

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. As is our custom, we are including selected comments of Mario Gabelli from BARRON'S 2003 Roundtable.

                      -------------------------------------
                                    BARRON'S
                                   ROUNDTABLE
                                  MARIO GABELLI
                      CHAIRMAN AND CHIEF INVESTMENT OFFICER
                          GABELLI ASSET MANAGEMENT INC.
                      -------------------------------------
                       (THE FOLLOWING HAS BEEN EXCERPTED:)

                                  On the Money

             FOUR SAVVY INVESTORS, LOTS OF STOCKS AND ONE GOLD RULE
                              By LAUREN B. RUBLIN

DID SOMEONE SAY "THEME PARTY"? Naw, we didn't serve fondue, or dance to the hits of the 'Fifties, or come dressed as -- perish the thought -- our favorite hot-shot investors. Instead, we invited some of Wall Street's best and brightest to bring their favorite themes -- investment only, of course -- to the 35th annual BARRON'S Roundtable, which convened Jan. 6 in lower Manhattan.

It was quite a party. The worldly Marc Faber brought plenty of doom and gloom, along with animated talk of a boom -- in Asia's emerging markets. Abby Joseph Cohen, the scholar-in-residence at Goldman Sachs, brought a flawless memory for economic facts and financial figures, and a keen interpretation of same. And Mario Gabelli, sharp as ever, probably brought dozens of stock picks, as usual, but was kind enough to leave a few in the coatroom. After all, we had only nine hours, on that wintry day, to grill and drill this loquacious, provocative crowd.

BARRON'S: ALREADY, THIS NEW YEAR IS SHAPING UP DIFFERENTLY. THE PRESIDENT IS PROPOSING A BIG TAX-CUT PACKAGE, AND WE ARE LIKELY TO GO TO WAR WITH IRAQ, PROBABLY EARLY NEXT MONTH. MARIO, WILL IRAQ MAKE A DIFFERENCE TO THE ECONOMY, ASIDE FROM THE OBVIOUS -- OIL PRICES?

GABELLI: Oil is like a pickpocket in Times Square. As it goes over $30 a barrel, it robs my pocket. I am concerned about the unintended consequences of war. Somebody gets on an airplane with smallpox. We have another anthrax attack. Do the Iraqis dump scuds on Tel Aviv in a scorched-earth move as they're being taken out? Yet, I say it's worth the risk, because when I was growing up in the 1940s and '50s, I remember hearing about Prague. "Let them [the Nazis] have Prague."
                                      6

Q: WE GAVE THEM PRAGUE.

GABELLI: Right. And then we had another seven years. There is an air pocket in the economy right now. You basically come in with massive fiscal stimulation. You are either in Baghdad or you're out after six weeks. If you're out, and oil doesn't go up to $50 and stay there but comes back down to $25 or less a barrel, then this president has done everything, will do everything to get re-elected in 2004. As a result, we're going to have an extraordinarily good economy in the fourth quarter of 2003 and the first half of 2004, and the market will follow suit.

Q: WHAT'S YOUR TAKE ON INTEREST RATES, MARIO?

GABELLI: If oil falls to the low $20s, consumers around the world will be helped dramatically. The stimulation package is going to happen, too. Strong demand from the absence of the energy pickpocket will drive rates materially higher by the end of the year. The 10-year note will yield more than 5%.

BIGGS: I'm with Mario. I think the 10-year Treasury will yield over 5%. The central banks of the world clearly have said they are committed to reflation.

GABELLI: If we get a 50% reduction in taxes on dividends, it's going to have an impact on municipal bonds. [Tuesday, as part of a $674 billion economic-stimulus plan, President Bush called for the elimination of all taxes on corporate dividends.] Finally, interest-rate spreads will improve dramatically between government and high-yield bonds as the economy starts to improve.

Q: OF COURSE, ELIMINATING TAXES ON DIVIDENDS IS BAD FOR THE STATES, AS IT COULD RAISE THEIR BORROWING COSTS WHILE LOWERING THEIR REVENUES. AND IT'S BAD FOR REAL-ESTATE INVESTMENT TRUSTS.

GABELLI: Rain is bad for the parade and great for the farmer. There are a lot of trade-offs. There's a good opportunity here to make money on the short side in munis.

Q: MARIO, CARE TO PREDICT THE MARKET?

GABELLI: Because the president will do all in his power to get himself re-elected, we are going to have a very good economy in the spring of 2004. Oil will be under $25, and we will be reflating the world. The market will be up 10%, with lots of volatility. However, if oil unexpectedly hits the $40s, the Dow will fall to 6000-6500. But it will bounce back, because $40 oil is not sustainable in the short run.

On a long-term basis I see a '68-'81 kind of environment, where the market moves sideways. Earnings grow 6% a year and price-earnings multiples get bumped by higher rates. The year will be characterized by the chase for dividends. It's also a year in which deals come back. HSBC's deal to buy Household International was a wake-up call. The leveraged buyout firms haven't been able to tap the debt market, and that's starting to loosen up. Large companies want to grow. In addition to the fiscal stimulus, specific sectors will benefit from changes in regulatory dynamics. For example, the FCC [Federal Communications Commission] is going to reform the telecom act, and there will be reforms in media, utility and energy regulations. Even more interesting, we're going to have tort reform. All these things will create an extraordinarily fertile environment for corporate love-making.

Along similar lines, the FCC announced today that it is going to re-examine the telecom industry in a way that would favor facilities-based companies -- namely, the Baby Bells. [Under the FCC's plan, now in draft form, competitors such as long-distance providers eventually would lose their discounted access to the Bells' network switches.] This is a big boon to Verizon, SBC Communications and the rest. So, if you want to compete in local service, you'll have to build your own facilities.

SAMBERG: What Mario is saying is that after the government set the telecom monster loose and let it screw up the economy, after it has killed itself on its own, the government is going to jump on the corpse and trash it some more. Terrific. That's a great investment theme.

GABELLI: What I'm saying is, the Verizons of the world will do better. They will begin to spend money on Cisco and Lucent and R&D.

BARRON'S: MARIO, WHAT STOCKS HAVE YOU BROUGHT US?

GABELLI: First, I want to talk about old age, dividends and inflation. There are approximately 200 million vehicles on the road in the United States. The average age of a passenger car is 9.3 years, up from 8.1 years at the beginning of the 1990s. Light trucks are getting older, too. When I was growing up in the Bronx, a car lasted for 50,000 miles. Fifteen or 20 years ago, it lasted 100,000. Today, a new car will last 170,000 miles. In addition, years ago you used to get a two- or three-year warranty. Now, it's five years. So cars between five and nine years old are the sweet spot for parts consumption. Between 1996 and 2001, cars in the sweet spot declined 2.2%, to 61 million units. In the next five years, they are going to grow 15%, to 70 million. This is good news for GENUINE PARTS.

Q: WE WONDERED WHERE YOU WERE GOING WITH THIS.

GABELLI: The stock sells for 31.50 or so. The company pays a dividend of $1.16 a share, and dividends have grown for the past 30 years. The current yield is around 4%. The payout ratio is about 50%. The balance sheet is terrific. Debt is about $775 million. Earnings for 2002 probably will be a bit more than $2.10 a share, rising to $2.30 in 2003 and around $2.50 in 2004. Revenues will grow 4%-5% and earnings about 7.5%-8%. Genuine Parts is a purveyor of expendable auto components. The company is a leader in its market. If inflation picks up, parts prices will rise, and its growth will rise more.

Q: WHERE IS THE STOCK HEADED?

GABELLI: If you can find 8%-10% growers with good balance sheets and predictable earnings visibility, even with some quarterly earnings hiccups, a multiple of 20 times earnings isn't far-fetched. You could be looking at a $50 stock in a couple of years. Plus, you get the dividend.

NEFF: There is some evidence that Detroit is building a better car. Would that change the sweet spot any?

GABELLI: That's why the sweet spot moved from two to five years to six to 10.

BLACK: I owned Genuine Parts, but we sold it around 35 a share. The company's growing the top line by only 3%-4%. Formerly, it had been an 8%-9% grower.

GABELLI: We expect auto-parts sales to grow by 5% a year -- and that's with inflation of 1% -- over the next five years.

Now, to reiterate my view of the world, we're in a soft economy, but we'll get a bunch of fiscal stimulation in the form of tax cuts for the consumer and the business person, as well as something for the investor. We worry about higher oil prices acting like a pickpocket in Times Square. If the price of crude falls to under $25 a barrel, the world will reflate. Regulatory obstacles to business will be re-examined in 2003. No. 1, the Telecommunications Act of 1996 is re-examined. The opening salvo was launched today by the Federal Communications Commission, echoing a commitment made by [FCC Chairman Michael] Powell in the fall. The FCC is going to revisit the concept of unbundled networks, which would help the regional Bell companies by allowing only full, facilities-based competitors to enter the market. In the utilities area, the 1992 amendment to the PUHCA, or Public Utility Holding Company Act of 1935, which created all the opportunities for investment bankers to blow smoke up the portals of the utility companies, is going to be re-examined.

Q: HOW WILL THE ENERGY-TRADING SCANDALS AFFECT THE INDUSTRY?

GABELLI: Companies are going back to basics. They're going to return to a regulated monopoly business where they can earn 11%. But utility regulation is going to change. Institutions will be allowed to own more than 10% of the shares of any one utility. Then we're going to have an energy policy that will enable us to address the world of $90 oil that Marc commented on. [In the first installment of the Roundtable, Faber prophesied oil would hit $60-$90 a barrel in the next 10-15 years, as demand from Asia surges.] We're going to produce more, conserve more and find alternatives such as fuel cells and wind power.

Q: THERE'S BEEN A LOT OF THAT HERE TODAY.

GABELLI: We're also going to re-examine tort reform. And I want to talk about deals, deals and more deals. In the past year or two, acquisitions have been limited, because companies were concerned about being labeled serial acquirers like Tyco and WorldCom. HSBC's acquisition of Household International sounds the gong for a new wave of deals. This should benefit lots of my companies. Let's turn to your TV set. Advertiser-supported media is going to do quite well in 2003. And in 2004 we'll have the Olympics, the election and economic stimulation.

I'm recommending the small-television-station owners, because the FCC is going to change several rules. They're going to raise the ownership cap, making it possible for a given operator to own perhaps 50% of total households, versus the current 35%, at a given time. They will permit duopoly in small markets, meaning an operator will be able to own two TV stations. Third, they'll probably come out with a better ruling on whether cable operators must carry digital signals. Finally, television-station operators are finding new sources of revenues.

Q: WHICH STATION OWNERS DO YOU LIKE?

GABELLI: The first has done a pretty good job of damaging shareholder values. It's YOUNG BROADCASTING, YBTVA. It closed Friday at 13 a share. It has an equity market capitalization of approximately $260 million and net debt of about $600 million, for an enterprise value of $860 million. Young made an acquisition in San Francisco, taking a TV station away from NBC. Bob Wright [chairman of NBC] didn't forgive them, so he changed NBC's affiliation. Young paid about $750 million-$800 million for the station, and should sell it for $300 million-$400 million -- take a huge loss, sell it to NBC and apologize. That could drive the stock from 12 to 40. Right now Young has 11 television stations, reaching 6.1% of TV households -- six ABC affiliates, three CBS affiliates, one NBC affiliate and an independent in San Francisco, KRON. If you took the broadcasting cash flow of all of these stations except San Francisco, and applied it to all of the company's debt, you'd get the San Francisco station for free.

Q: WHAT'S YOUR NEXT PICK?

GABELLI: LIBERTY, not LIBERTY MEDIA, which I'll talk about in a minute. Liberty's symbol is LC. The stock trades on the New York Stock Exchange for 39, and there are 19.8 million shares outstanding. The company's got a $770 million market value, $60 million of cash, and $50 million of other assets which are being converted to cash. Thus, you're really paying $660 million. Liberty has 15 affiliated television stations. The company has not done a good job of managing shareholders' money, but they're generating significant cash flow. They will generate a couple of hundred million dollars over the next three or four years. Earnings will climb from $1.60 a share in 2002 to $2 to $3. The company is controlled by the Hipp family in South Carolina.

          Mario GABELLI'S PICKS

COMPANY             SYMBOL     1/6/03 PRICE

-----------------------------------------
GENUINE PARTS         GPC         $31.88
-----------------------------------------
YOUNG BROADCASTING    YBTVA        13.55
-----------------------------------------
LIBERTY CORP          LC           39.31
-----------------------------------------
TRIBUNE               TRB          47.79
-----------------------------------------
DQE                   DQE          16.50
-----------------------------------------
WESTAR ENERGY         WR           10.26
-----------------------------------------
VERIZON COMM          VZ           44.07
-----------------------------------------
DEL MONTE FOODS       DLM           7.85
-----------------------------------------
CAMPBELL SOUP         CPB          24.21
-----------------------------------------
H.J. HEINZ            HNZ          33.91
-----------------------------------------
VIVENDI UNIVERSAL     V            18.22
-----------------------------------------
LIBERTY MEDIA         L             9.66
-----------------------------------------
AOL TIME WARNER       AOL          14.09
-----------------------------------------
SOURCE: BLOOMBERG
--------------------------------------------------------------------------------

Q: WHAT DO YOU THINK OF LIBERTY MEDIA?

GABELLI: Be patient. Now, a kind word for TRIBUNE. The stock is 47. There are 330 million shares outstanding. Earnings of $2.20 a share are going to $3.50 a share. Dennis FitzSimons [the current CEO] is going to succeed John Madigan.

Among utilities, I like DQE, formerly known as Duquesne. DQE has 586,000 electric customers in the Pittsburgh area and a propane business that serves 70,000 customers. The company is shedding assets. It's selling most of its water-utility business to Philadelphia Suburban for $205 million. It's lowering debt, which will fall to $800 million in a couple of years from a current $1.3 billion. Management got spooked by the rating agencies, so the investment bankers convinced them to sell some stock. They sold 17 million shares last year at $13.50 a share. We bought a basketful, and we're still nibbling.

Q: WHAT'S THE STOCK PRICE?

GABELLI: Around 15.50. The company cut its dividend in October, to a dollar a share. As debt gets paid down, the dividend will rise. Plus, this is a consolidation play. Somebody will take them over.

NEFF: What's the P/E?

GABELLI: DQE probably earned $1.30 a share in 2002. It was a hot summer in Pittsburgh, so earnings may be flat in 2003, except for interest expense. The stock trades for 12-13 times earnings. At eight times Ebitda [earnings before interest, taxes, depreciation and amortization] I could do an LBO [leveraged buyout] of this company, but that will not happen now. It might take a year and a half to get a deal done. At that multiple, the stock is worth in the low $20s.

NEFF: Is this a 4%, 5%, 6% grower?

GABELLI: Yes. It's best to buy an index of utility stocks. The regulated business will grow by 5%. Payout ratios will return to more historic levels, and you could get a very good return on these stocks.

My next stock, WESTAR ENERGY, formerly Western Resources, is not without controversy. Its former CEO was indicted. The new CEO, Jim Haines, is a good chap. Westar, symbol WR, has 74 million shares outstanding. The stock trades for 10, giving the company a market value of $740 million. It pays a dividend of $1.20 a share. Westar has $3.6 billion of debt, but Kansas's regulatory commission has told the company to get that down to $1.8 billion. The company owns 45 million shares of Oneok, worth $1 billion. Somehow, they have to monetize it. They own Protection One, a protection company, which they will also sell or otherwise deconsolidate. I would then suggest to the chairman that he reduce the dividend to 60 cents, but pay shareholders a 60-cent stub. The company's regulated business has a book value of $16-$18 a share, on which it can earn 11%. The company can earn about $2 a share. Two years from now, you could double your money and Westar will be merged with someone else.

Q: MARIO, HAVE YOU ACTUALLY SUGGESTED THIS?

GABELLI: I haven't talked to Mr. Haines at all. He'll read it when this is published. The company doesn't have a debt problem, it has a cosmetic problem. By cutting the dividend to 60 cents, you throw a bone to the regulators, much as Con Edison did in New York in the 1970s. The regulators didn't like the former CEO, but Haines is a former regulator and has credibility.

BLACK: A lot of these electric utilities make about 13%-14% on book. They're leveraged roughly one-to-one on a debt-to-equity basis. They're making 6.5%-7% on total capital, but they've been destroying capital for years because their returns are below a normalized cost of capital, which is 8.5% or 9%. Maybe as stocks they go up, but as an industry this is a lousy play and it has been historically.

GABELLI: I don't know what you are talking about. I think you can make a lot of money in this area. Once the PUHCA rules are amended, guys like Warren Buffett and I are going to put tons of money into the group. And we're going to earn 20%-25% on our investment. Look, there's weakness in utilities if inflation goes to 6%-7%, because there's a lag effect for adjusting rates. But local distribution is still a terrific business, whether it's electric or gas.

Next, I've got a small-cap stock: VERIZON COMMUNICATIONS. It has only 2.7 billion shares, and trades for 40.50. However, the stock will be up today
[indeed, Verizon closed up 3.62, to 44.07 on Jan. 6, although it has since backtracked]. The FCC has just proposed changes that will help the RBOCs [regional Bell operating companies]. The competition that was fueled by Wall Street's greed is dying, and the Bells are going to get stronger. Verizon can earn about $2.80 a share this year. It will probably grow by 6%-7%, maybe a little faster. The stock yields about 3.75% and sells below the S&P's price/earnings multiple. I could also make the same case for SBC Communications and BellSouth, but Verizon's enough for now.

--------------------------------------------------------------------------------
Q:  THAT'S RESTRAINT.

GABELLI: Barton talked about the attractiveness of consumer staples. [Last week's Roundtable installment featured Barton Biggs' stock picks, including Kraft Foods, PepsiCo, Coca-Cola and Colgate-Palmolive.] I've got three more names. DEL MONTE FOODS sells for 8. There are 210 million shares outstanding. So that's $1.6 billion in market value. The company has $1.8 billion of debt. Del Monte is a producer of consumables such as pet foods, tuna and vegetables. Revenues for the year ending April 2004 will be about $3.4 billion. Earnings will be 80 to 90 cents. The stock could trade for the same multiple as Ralcorp, a producer of non-branded staples. If that happens, it goes to 15-16 in two years.

CAMPBELL SOUP is another potential winner. The stock is 24, and the company has a $10 billion market cap and $3.5 billion of debt. They are getting themselves ready for a sale.

Q:  WHAT IS GOING TO TURN THIS COMPANY AROUND?

GABELLI: It's got better management, better products. It's moving into Europe. The chairman, George Sherman, did a pretty decent job in his former life, running Danaher. Management is grooming Campbell for a takeover, which could happen in the low 30s. We think it will happen a year from now.

BLACK: The company's condensed soups have been losing share for a long time. This is a classic marketing problem.

GABELLI: It's a matter of execution. This is a terrific category, with seven or eight companies. There's Unilever and Nestle and PepsiCo in the $100-billion-market-cap category. There are a whole bunch of companies in the $10 billion-$20 billion market. There is another round of consolidation occurring. Campbell is on my list.

My next stock is ketchup -- any color, any flavor, any price. Yes, H.J. HEINZ. The stock is 33, and the symbol is HNZ. Heinz has $4 billion of debt and a $15 billion market cap. After the spinoff of its SKF subsidiary, which was merged into a subsidiary of Del Monte, Heinz will have earnings of about $2 a share. That will grow by about 7%-8% a year, and cash flow is excellent. A good part of Heinz's business is in Europe, where earnings will benefit from a declining dollar.

Q:  PLEASE TELL US ABOUT LIBERTY MEDIA.

GABELLI: There will be a lot of acquisitions and financial transactions in the world of entertainment. Walt Disney and VIVENDI UNIVERSAL are thinking about transactions. I'll start with Vivendi, because it is the least controversial [general laughter]. The stock is around 17. There are 1.1 billion shares outstanding. We think the company is worth about 35 euros a share. We like their strategy. Vivendi has a very good business in wireless telecom in France. They could always pick up the phone and sell it to Vodafone. Canal Plus, their cable business in France and elsewhere in Europe, is wonderful. There's the entertainment business in the United States, which is terrific, particularly the sci-fi and cable-channel networks. Jean-Rene Fourtou, who succeeded Jean-Marie Messier, is liquefying the company. We've been buying the stock.

Time for Liberty Media and John Malone [the company's chairman]. Here's the math: 2.7 billion shares outstanding at 9 a share comes out to $25 billion in market value. Liberty is invested in other companies whose stocks are going to rise. Plus, it will benefit from more merger activity and more favorable regulations. It's got a great collection of assets.

Q:  WHAT HAPPENED TO MALONE? HE USED TO BE A GOOD INVESTOR.

GABELLI: Malone made the dumbest investments in the world. He invested in telecoms and made a lot of mistakes, but let's deal with the deck we have. It's a pretty interesting deck. Is he going to team up with Barry Diller to go after Vivendi? Is he going to put QVC and Home Shopping Network together? Is he going to do something with Bob Wright? Will he be in the forefront of the re-engineering of other companies? Whatever the case, the stock is cheap at 9, and gives you the equivalent of an active index fund in the media/entertainment area.

BLACK: What does he do with the company's AOL holding? [Liberty Media owns 170 million AOL Time Warner shares.] I own Liberty as well, and it's got a breakup value of $14 a share, conservatively speaking. But there's this huge holding in AOL.

GABELLI: AOL is driven by AOL. If it were just Time Warner, the stock would sell for a higher price. Those of us who owned Time Warner made a lot of money on this deal [the January 2001 merger of AOL and Time Warner], because our stock got up to 90-100, and we sold it. They marked it up, and we moved it down. We started buying it back around 18 to 21, and the stock is around 11-12 today. There are about 4.4 billion shares, times 12 a share, which is $50 billion in market value. It's got another $30 billion of debt, so that's an enterprise value of $80 billion. Looking at their non-AOL businesses, you get a value that is higher than $80 billion. Cash flow is very good. The company is planning to spin off Time Warner Cable. They'll buy Cablevision. You knew I would get that in today! [Gabelli predicted at the 2002 Roundtable that Cablevision eventually would be sold.] The question is, can they revitalize the company and maintain AOL's subscriber base? Can they continue to create new services that are unique at AOL? Can they get cash flow from transactions?

SAMBERG: And the answer is?

GABELLI: I don't know. I was never one pushing the AOL model.

Q:   THANKS MARIO. []

INVESTMENT SCORECARD

      In the fourth quarter, telecom stocks rallied strongly, with France Telecom, Sprint PCS and Qwest making our top-ten performance list and numerous other telecom holdings posting impressive gains. Media stocks including Cablevision Systems, PRIMEDIA, News Corp. and Young Broadcasting posted good gains. Beaten up "growth to value" stocks such as Hewlett Packard and Halliburton also performed quite well. Our biggest laggards were from a grab bag of industry groups including defense (Northrop Grumman) and manufacturing (GrafTech International).

      For the full year, our biggest winners also came from an eclectic group of industries including publishing (Tribune and Scripps), hotels (Hilton Hotels), aerospace/defense (Fairchild) and consumer products (Energizer Holdings). Despite strong fourth quarter performance, telecommunications stocks performed poorly for the full year with Verizon and Broadwing retreating significantly.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AUTONATION INC. (AN - $12.56 - NYSE) is the largest automotive retailer in the United States, with over $20 billion in annual sales generated from 280 locations covering nearly 400 franchises. In addition to retailing new and used vehicles, the company sells vehicle finance and insurance products from third parties such as GMAC, and provides parts and repair services covered by factory warranties. The company aims to use its enormous size to spread overhead and interest costs over many locations to generate margins in excess of industry averages.

CRANE CO. (CR - $19.93 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves, and industrial controls. CEO Eric Fast is focusing on improving operations by leveraging the firm's intellectual capital by creating a culture where different business groups share experience, improve customer focus and improve operational performance. The company has a strong balance sheet, with a 29% net debt to capital ratio, and generates about $100 million of free cash flow a year. Crane has $1 billion available to spend on acquisitions of which half comes from free cash flow and the other half from debt. Acquisitions will focus on strengthening the existing businesses and enhancing earnings growth.

ENERGIZER HOLDINGS INC. (ENR - $27.90 - NYSE) became an independent company after it was spun-off from Ralston Purina in April 2000. Energizer manufactures, markets and sells dry cell batteries and lighting products worldwide. Their portfolio of products includes alkaline, lithium, rechargeable and miniature batteries along with flashlights and lanterns under the Energizer and Eveready brand names.

FLOWERS FOODS INC. (FLO - $19.51 - NYSE), produces a wide array of fresh and frozen bakery goods, including breads, rolls, desserts, and snack cakes, which are distributed through retail, foodservice and vending end channels. Despite only reaching about half of the U.S. population, Flowers' Nature's Own brand is the number one selling soft variety bread in the U.S. While the fresh bakery business focuses primarily in the southeast region of the U.S., Flowers' frozen baked goods are sold nationally, with the company's MRS. SMITH'S brand of frozen pies serving as the number one product in the frozen pie segment. The company continues to focus on developing new products and improving production efficiencies through facility consolidation and capital investment.

FLOWSERVE CORP. (FLS - $14.79 - NYSE) is a manufacturer of engineered pumps, control valves and mechanical seals for the petroleum, chemical, power, water and other general industries. After integrating the operations of Ingersoll-Dresser Pump, Flowserve purchased the flow control business from Invensys. Invensys Flow Control (IFC) is a manufacturer of valves and valves automation products, with $500 million of revenues. The transaction gives Flowserve a better balance of end markets, greater geographical reach, economies of scale and plant consolidation opportunities. Already the second largest global pump company, IFC makes Flowserve the second largest global valve company. The critical mass should allow the company to gain market share as customers are reducing their suppliers and moving to one stop shopping. Consistent with the company's acquisition strategy, the transaction is expected to be accretive in the first year of ownership.

HILTON HOTELS CORP. (HLT - $12.71 - NYSE) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Hilton's hotel system includes approximately 2,000 properties totaling over 334,000 rooms worldwide. The company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton. HLT formalized a marketing alliance with the British company Hilton Group plc (HG.L - $2.69 - London Stock Exchange), owner of Hilton International, in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years.

LIBERTY MEDIA CORP. (L - $8.94 - NYSE), run by deal maker and media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, CourtTV, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

SCRIPPS (E. W.) CO. (SSP - $76.95 - NYSE), headquartered in Cincinnati, Ohio, is a diversified media company with operations throughout the United States combining traditional and new media. The company is the tenth largest newspaper publisher in the U.S. with 21 daily newspapers. Scripps also has 10 television stations, reaching one in every ten homes in America. Additionally, Scripps Networks includes four national cable networks: Home & Garden Television, Food Network, Do It Yourself, and Fine Living. Lastly, the company has a global licensing and syndication business which syndicates more than 150 comic strips and editorial features, including Peanuts and Dilbert. Scripps is focused on growing and strengthening its cable television business.

SPRINT FON GROUP (FON - $14.48 - NYSE) is a tracking stock of Sprint Corp. that was created to reflect the performance of Sprint's wireline operations. Sprint is the third largest long distance provider offering voice and data services to consumers and enterprise customers. Sprint is also the largest non-Bell local exchange carrier with over 8 million local access lines mostly in suburban and second tier markets.

TRIBUNE CO. (TRB - $45.46 - NYSE), headquartered in Chicago, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets -- New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), Newsday, Los Angeles Times, and Chicago Tribune. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

WATTS INDUSTRIES INC. (WTS - $15.74 - NYSE) is a leading manufacturer of an extensive line of valves and other products to the plumbing, heating and water quality markets. The company has over a 60% market share in its major products in temperature and pressure relief valves, water pressure regulators and backflow prevention devices. Watts has several market opportunities for growing its business. The company has substantial room to leverage its brand awareness and new plumbing codes benefit revenues. A major opportunity for the company is thermostatic mixing valves, which react to water temperature to prevent scalding. These valves are the dominant form of anti-scald protection in Europe and are just beginning to be recognized in the United States. Another big opportunity for Watts is the demand for clean water. Demand for Watt's products should grow as counties repair their infrastructure in order to adequately transfer water from the main line to commercial and residential dwellings. Watts' attractive product line, strong market position and excellent cash flow should help the company foster future growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                          FEBRUARY                          MARCH                APRIL
                          --------                          -----                -----
      1st Tuesday         Howard Ward                       Howard Ward          Howard Ward
      1st Wednesday       Walter Walsh & Laura Linehan      Caesar Bryan         Charles Minter & Martin Weiner
      2nd Wednesday       Caesar Bryan                      Susan Byrne          Susan Byrne
      3rd Wednesday       Elizabeth Lilly                   Henry Van der Eb     Ivan Arteaga
      4th Wednesday       Barbara Marcin                    Barbara Marcin       Walter Walsh & Laura Linehan
      5th Wednesday                                                              Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      2002 was the third consecutive year of losses for the S&P 500 Index. Although never pleased with negative performance, we are proud of the Fund's relative performance through one of the longest and most painful bear markets in history. For the three-year period concluding at year-end 2002, the Fund had an average annualized decline of 6.54%. This is certainly nothing to cheer about, but considering the S&P 500 Index's 14.54% average annualized loss over this period, we have done a rather commendable job. Value investing has worked as it should, preserving assets in a difficult market environment. We are confident it will also be productive in the more benign market climate we expect in the year ahead.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ MARIO J. GABELLI
                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

February 10, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------
AutoNation Inc.                                   Liberty Media Corp.
Crane Co.                                         Scripps (E. W.) Co.
Energizer Holdings Inc.                           Sprint FON Group
Flowers Foods Inc.                                Tribune Co.
Hilton Hotels Corp.                               Watts Industries Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                  MARKET
     SHARES                            COST        VALUE
     ------                            ----       ------
              COMMON STOCKS -- 97.4%
              AEROSPACE -- 1.8%
     135,000  Lockheed Martin
                Corp. ..........$    2,826,750 $    7,796,250
     115,175  Northrop Grumman
                Corp. ..........    10,841,669     11,171,975
                                -------------- --------------
                                    13,668,419     18,968,225
                                -------------- --------------
              AGRICULTURE -- 1.2%
   1,000,000  Archer-Daniels-
                Midland Co. ....    12,048,392     12,400,000
                                -------------- --------------
              AUTOMOTIVE -- 0.2%
      55,000  General Motors Corp.   2,772,550      2,027,300
                                -------------- --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.8%
     250,000  Dana Corp. .......     5,350,121      2,940,000
     744,200  GenCorp Inc. .....     7,744,098      5,894,064
     191,000  Genuine Parts Co.      4,358,644      5,882,800
     222,100  Modine ...........
                Manufacturing Co.    6,818,787      3,926,728
                                -------------- --------------
                                    24,271,650     18,643,592
                                -------------- --------------
              AVIATION: PARTS AND SERVICES -- 0.7%
      52,600  Barnes Group Inc.        970,356      1,070,410
       7,300  Curtiss-Wright Corp.,
                Cl. B ..........       343,046        454,790
     260,000  Fairchild Corp.,
                Cl. A+ .........     2,589,692      1,289,600
      72,000  Sequa Corp., Cl. A+    2,608,934      2,815,920
      30,000  Sequa Corp., Cl. B+    1,529,870      1,342,500
                                -------------- --------------
                                     8,041,898      6,973,220
                                -------------- --------------
              BROADCASTING -- 3.5%
      40,000  Clear Channel
                Communications
                Inc.+ ..........     1,713,760      1,491,600
     175,000  Gray Television Inc.   2,464,724      1,706,250
     152,000  Grupo Televisa
                SA, ADR+ .......     5,027,331      4,245,360
     706,000  Liberty Corp. ....    30,581,203     27,392,800
     340,000  Paxson Communications
                Corp.+ .........     3,135,875        700,400
      40,000  Young Broadcasting Inc.,
                Cl. A+ .........       570,329        526,800
                                -------------- --------------
                                    43,493,222     36,063,210
                                -------------- --------------
              BUSINESS SERVICES -- 0.9%
     900,000  Cendant Corp.+ ...     8,505,472      9,432,000
      12,000  Nashua Corp.+ ....        80,079        105,360
      12,000  National Processing
                Inc.+ ..........       129,035        192,600
                                -------------- --------------
                                     8,714,586      9,729,960
                                -------------- --------------
              CABLE -- 4.6%
     150,000  Adelphia Communications
                Corp., Cl. A+ ..       212,725         12,750
   2,886,000  Cablevision Systems Corp.,
                Cl. A+ .........    39,247,193     48,311,640
     100,000  Charter Communications
                Inc., Cl. A+ ...       444,380        118,000
                                -------------- --------------
                                    39,904,298     48,442,390
                                -------------- --------------
              CABLE TELEVISION -- 2.0%
     891,000  Comcast Corp.,
                Cl. A+ .........    27,460,405     21,000,870
                                -------------- --------------

                                                  MARKET
     SHARES                            COST        VALUE
     ------                            ----       ------
              COMMUNICATIONS EQUIPMENT -- 0.9%
     600,000  Corning Inc.+ ....$    4,249,919 $    1,986,000
     910,000  Lucent Technologies
                Inc.+ ..........     4,349,896      1,146,600
     590,000  Motorola Inc. ....     8,091,496      5,103,500
     640,000  Nortel Networks
                Corp.+ .........     3,507,940      1,030,400
      40,000  Scientific-Atlanta
                Inc. ...........       370,950        474,400
                                -------------- --------------
                                    20,570,201      9,740,900
                                -------------- --------------
              COMPUTER HARDWARE -- 0.1%
      50,000  Hewlett-Packard Co.    1,527,985        868,000
                                -------------- --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
     140,000  EMC Corp.+ .......     2,179,406        859,600
                                -------------- --------------
              CONSUMER PRODUCTS -- 2.6%
     260,000  Energizer Holdings
                Inc.+ ..........     5,164,966      7,254,000
     135,000  Gallaher Group
                plc, ADR .......     3,201,496      5,292,000
     260,000  Gillette Co. .....     7,852,613      7,893,600
         500  Givaudan SA ......       135,440        224,201
     210,000  Hartmarx Corp.+ ..     1,191,385        512,400
      38,000  National Presto ..
                Industries Inc.      1,227,695      1,116,440
     340,000  Wolverine World ..
                Wide Inc. ......     4,142,599      5,137,400
                                -------------- --------------
                                    22,916,194     27,430,041
                                -------------- --------------
              CONSUMER SERVICES -- 2.0%
     490,000  Rollins Inc. .....     8,476,687     12,470,500
     370,000  USA Interactive
                Inc.+ ..........     2,549,861      8,480,400
                                -------------- --------------
                                    11,026,548     20,950,900
                                -------------- --------------
              DIVERSIFIED INDUSTRIAL -- 2.8%
      25,000  Acuity Brands Inc.       368,750        338,500
      50,000  Ampco-Pittsburgh
                Corp. ..........       250,017        608,000
     185,000  Cooper Industries Ltd.,
                Cl. A ..........     8,621,802      6,743,250
     260,000  Crane Co. ........     6,726,497      5,181,800
      50,000  Harbor Global Co.
                Ltd. ...........       203,321        340,000
     560,000  Honeywell International
                Inc. ...........    18,676,344     13,440,000
      25,000  ITT Industries Inc.      852,732      1,517,250
     244,000  Katy Industries
                Inc.+ ..........     2,125,720        839,360
     100,000  Lamson & Sessions
                Co.+ ...........       661,032        322,000
     100,000  WHX Corp.+ .......     1,174,291        245,000
                                -------------- --------------
                                    39,660,506     29,575,160
                                -------------- --------------
              ELECTRONICS -- 2.0%
     534,563  Agere Systems Inc.,
                Cl. B+ .........     1,813,898        748,388
     195,000  Texas Instruments
                Inc. ...........     5,255,877      2,926,950
     160,000  Thermo Electron
                Corp.+ .........     2,944,767      3,219,200
     600,000  Thomas & Betts
                Corp.+ .........    11,898,325     10,140,000
     215,000  Tyco International
                Ltd. ...........     4,005,752      3,672,200
                                -------------- --------------
                                    25,918,619     20,706,738
                                -------------- --------------
              ENERGY AND UTILITIES -- 4.2%
     131,971  ConocoPhillips ...     7,404,834      6,386,077
     580,000  Duke Energy Corp.     10,643,000     11,333,200
     500,400  Halliburton Co. ..     6,589,674      9,362,484
     120,000  Kerr-McGee Corp. .     6,118,436      5,316,000

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                  MARKET
     SHARES                            COST        VALUE
     ------                            ----       ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
     590,000  Mirant Corp.+ ....$    5,140,739 $    1,115,100
     110,000  NiSource Inc.+ ...       220,000        244,200
     400,000  Northeast Utilities    7,495,890      6,068,000
      95,200  Progress Energy Inc.,
                CVO+ ...........        49,504         15,232
     160,000  Southwest Gas Corp.    3,115,980      3,752,000
                                -------------- --------------
                                    46,778,057     43,592,293
                                -------------- --------------
              ENERGY AND UTILITIES: OIL -- 0.1%
      20,000  Royal Dutch Petroleum
                Co. ............       873,590        880,400
                                -------------- --------------
              ENTERTAINMENT -- 16.2%
   1,000,000  AOL Time Warner
                Inc.+ ..........    14,983,226     13,100,000
     220,000  The Walt Disney Co.    4,506,973      3,588,200
      30,000  Dover Motorsports
                Inc. ...........       161,067        139,500
     214,000  GC Companies Inc.+       233,260         38,520
     700,000  Gemstar-TV Guide
                International
                Inc.+ ..........     4,407,807      2,275,000
   4,020,800  Liberty Media Corp.,
                Cl. A+ .........    38,162,609     35,945,952
     370,500  Metro-Goldwyn-Mayer
                Inc.+ ..........     5,799,340      4,816,500
   2,432,500  Viacom Inc.,
                Cl. A+ (a) .....    51,864,143     99,270,325
     584,000  Vivendi Universal
                SA, ADR ........    11,642,594      9,384,880
      58,000  World Wrestling
                Entertainment
                Inc.+ ..........       733,260        466,900
                                -------------- --------------
                                   132,494,279    169,025,777
                                -------------- --------------
              ENVIRONMENTAL SERVICES -- 1.3%
     220,000  Republic Services
                Inc.+ ..........     3,810,803      4,615,600
     380,000  Waste Management
                Inc. ...........     7,707,609      8,709,600
                                -------------- --------------
                                    11,518,412     13,325,200
                                -------------- --------------
              EQUIPMENT AND SUPPLIES -- 3.9%
     221,500  CIRCOR International
                Inc. ...........     2,415,775      3,521,850
      55,000  Deere & Co. ......     1,744,277      2,521,750
     400,000  Flowserve Corp.+ .     6,040,974      5,916,000
     124,200  Gerber Scientific
                Inc.+ ..........       870,857        504,252
     350,000  GrafTech International
                Ltd.+ ..........     4,659,285      2,086,000
     725,000  Navistar International
                Corp.+ .........    19,468,419     17,624,750
      20,000  SL Industries Inc.+      143,270        106,000
     150,000  Sybron Dental
                Specialties Inc.+    2,775,591      2,227,500
     410,000  Watts Industries Inc.,
                Cl. A ..........     5,134,450      6,453,400
                                -------------- --------------
                                    43,252,898     40,961,502
                                -------------- --------------
              FINANCIAL SERVICES -- 1.9%
     475,000  American Express Co.  16,782,362     16,791,250
      40,000  Deutsche Bank AG,
                ADR ............     2,518,712      1,817,200
     220,000  Phoenix Companies
                Inc. ...........     3,015,215      1,672,000
                                -------------- --------------
                                    22,316,289     20,280,450
                                -------------- --------------

                                                  MARKET
     SHARES                            COST        VALUE
     ------                            ----       ------
              FOOD AND BEVERAGE -- 5.4%
     270,000  Corn Products
                International
                Inc. ...........$    6,989,826 $    8,135,100
      93,786  Del Monte Foods Co.+     779,488        722,152
     220,000  Diageo plc, ADR ..     8,430,987      9,636,000
     450,000  Flowers Foods Inc.     6,208,980      8,779,500
     210,000  Heinz (H.J.) Co. .     7,521,772      6,902,700
       8,000  Hershey Foods Corp.      504,765        539,520
     130,000  Kerry Group plc,
                Cl. A ..........     1,478,133      1,710,939
   1,470,000  PepsiAmericas Inc.    18,704,524     19,742,100
                                -------------- --------------
                                    50,618,475     56,168,011
                                -------------- --------------
              HEALTH CARE -- 0.4%
      30,000  Apogent Technologies
                Inc.+ ..........       607,404        624,000
     250,000  IVAX Corp.+ ......     2,905,190      3,032,500
      65,000  Sola International
                Inc.+ ..........       733,975        845,000
                                -------------- --------------
                                     4,246,569      4,501,500
                                -------------- --------------
              HOTELS AND GAMING -- 3.4%
     498,100  Aztar Corp.+ .....     4,033,946      7,112,868
      70,000  Dover Downs Gaming &
                Entertainment Inc.     797,984        636,300
     300,000  Gaylord Entertainment
                Co.+ ...........     8,567,401      6,180,000
   4,000,000  Hilton Group plc .    14,966,082     10,754,246
     850,000  Hilton Hotels Corp.    7,473,666     10,803,500
                                -------------- --------------
                                    35,839,079     35,486,914
                                -------------- --------------
              METALS AND MINING -- 1.9%
     340,000  Barrick Gold Corp.     3,224,944      5,239,400
     400,000  Echo Bay Mines Ltd.+     786,135        504,000
     395,000  Newmont Mining Corp.   6,840,727     11,466,850
     215,000  Placer Dome Inc. .     2,020,400      2,472,500
     365,000  Royal Oak Mines
                Inc.+ ..........       533,235          2,555
      27,000  TVX Gold Inc.+ ...       483,031        424,440
                                -------------- --------------
                                    13,888,472     20,109,745
                                -------------- --------------
              PAPER AND FOREST PRODUCTS -- 0.7%
      50,000  MeadWestvaco Corp.     1,395,066      1,235,500
     300,000  Pactiv Corp.+ ....     2,970,972      6,558,000
                                -------------- --------------
                                     4,366,038      7,793,500
                                -------------- --------------
              PUBLISHING -- 12.1%
     228,000  Belo Corp., Cl. A      3,958,490      4,860,960
   1,462,000  Media General Inc.,
                Cl. A ..........    28,817,158     87,646,900
      90,000  Meredith Corp. ...     1,800,032      3,699,900
     350,000  PRIMEDIA Inc.+ ...     1,172,864        721,000
     366,000  Reader's Digest
                Association Inc.     7,226,589      5,526,600
     160,000  Scripps (E.W.) Co.,
                Cl. A ..........    10,555,568     12,312,000
     260,000  Tribune Co. ......    10,260,871     11,819,600
                                -------------- --------------
                                    63,791,572    126,586,960
                                -------------- --------------

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                  MARKET
     SHARES                            COST        VALUE
     ------                            ----       ------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE -- 1.3%
     600,000  Catellus Development
                Corp.+ .........$    8,158,032 $   11,910,000
     130,000  Griffin Land &
                Nurseries Inc.+      1,463,689      1,883,700
                                -------------- --------------
                                     9,621,721     13,793,700
                                -------------- --------------
              RETAIL -- 2.5%
      50,000  Albertson's Inc. .     1,473,470      1,113,000
     800,000  AutoNation Inc.+ .     6,068,886     10,048,000
      95,000  Blockbuster Inc.,
                Cl. A ..........     1,171,277      1,163,750
      22,000  Burlington Coat Factory
                Warehouse Corp.        329,362        394,900
     130,000  Ingles Markets Inc.,
                Cl. A ..........     1,562,910      1,529,970
     129,000  Lillian Vernon Corp.   1,855,253        528,900
     250,000  Neiman Marcus Group Inc.,
                Cl. B+ .........     6,582,294      6,832,500
     180,000  Safeway Inc.+ ....     5,430,831      4,204,800
                                -------------- --------------
                                    24,474,283     25,815,820
                                -------------- --------------
              SATELLITE -- 0.4%
     390,000  General Motors Corp.,
                Cl. H+ .........     8,428,969      4,173,000
     350,000  Loral Space &
                Communications
                Ltd.+ ..........     1,378,023        150,500
                                -------------- --------------
                                     9,806,992      4,323,500
                                -------------- --------------
              SPECIALTY CHEMICALS -- 1.2%
     200,000  Ferro Corp. ......     4,195,593      4,886,000
     900,000  Hercules Inc.+ ...    13,882,863      7,920,000
                                -------------- --------------
                                    18,078,456     12,806,000
                                -------------- --------------
              TELECOMMUNICATIONS -- 7.0%
     595,000  AT&T Corp. (a) ...    19,284,661     15,535,450
     968,200  Broadwing Inc.+ ..     6,352,410      3,408,064
     120,000  CenturyTel Inc. ..     3,768,249      3,525,600
     280,000  Citizens Communications
                Co.+ ...........     3,267,844      2,954,000
     190,562  Commonwealth Telephone
                Enterprises Inc.+    3,904,770      6,829,742
      20,000  France Telecom SA,
                ADR ............       492,351        355,400
   2,000,000  Qwest Communications
                International
                Inc.+ ..........     6,075,670     10,000,000
     200,000  Rogers Communications
                Inc., Cl. B, ADR+    3,324,239      1,876,000
   1,353,500  Sprint Corp. -
                FON Group ......    22,808,490     19,598,680
     220,000  Verizon Communications
                Inc. ...........     8,541,463      8,525,000
                                -------------- --------------
                                    77,820,147     72,607,936
                                -------------- --------------
              TRANSPORTATION-- 0.0%
      85,000  Grupo TMM SA de CV,
                Cl. A, ADR+ ....       850,916        437,750
                                -------------- --------------
              WIRELESS COMMUNICATIONS -- 6.1%
   1,829,001  AT&T Wireless Services
                Inc.+ ..........    18,501,450     10,333,856
     797,000  Nextel Communications Inc.,
                Cl. A+ .........    12,303,127      9,205,350

                                                  MARKET
     SHARES                            COST        VALUE
     ------                            ----       ------
     401,000  Rogers Wireless
                Communications Inc.,
                Cl. B+ .........$    5,996,326 $    3,528,800
     565,000  Sprint Corp. - PCS
                Group+ .........     6,389,180      2,474,700
   1,400,000  Telecom Italia Mobile
                SpA ............     8,599,150      6,390,547
     668,000  Telephone & Data
                Systems Inc. ...    30,370,366     31,409,360
                                -------------- --------------
                                    82,159,599     63,342,613
                                -------------- --------------
              TOTAL COMMON
                STOCKS .........   956,970,723  1,016,219,677
                                -------------- --------------
              PREFERRED STOCKS -- 1.0%
              PUBLISHING -- 1.0%
     460,000  News Corp. Ltd.,
                Pfd., ADR .......   13,840,021     10,419,000
                                 ------------- --------------
    PRINCIPAL
     AMOUNT
    ---------
              REPURCHASE AGREEMENT -- 2.8%
$29,504,000   State Street Bank and Trust Co.,
                1.050%, dated 12/31/02,
                due 01/02/03, proceeds at
                maturity,
                $29,505,721 (b)     29,504,000     29,504,000
                                -------------- --------------
              TOTAL INVESTMENTS --
                101.2% .........$1,000,314,744  1,056,142,677
                                ==============
              OTHER ASSETS AND
                LIABILITIES (NET) -- (1.2)% ...   (13,119,814)
                                               --------------
              NET ASSETS -- 100.0% ............$1,043,022,863
                                               ==============
              SECURITIES SOLD SHORT
     SHARES   COMMON STOCKS         PROCEEDS    MARKET VALUE
     ------   -------------         --------    ------------
    957,500   Viacom Inc., Cl. B+ $(42,857,224)$  (39,027,700)
                                  ============ ==============
-----------------
              For Federal tax purposes:
              Aggregate cost ..................$1,007,729,093
                                               ==============
              Gross unrealized appreciation ...$  195,517,307
              Gross unrealized depreciation ...  (147,103,723)
                                               --------------
              Net unrealized appreciation/
                 (depreciation) ...............$   48,413,584
                                               ==============
-----------------

(a) At December 31, 2002, substantially all shares were pledged as collateral for securities sold short.

(b) Collateralized by U.S. Treasury Note, 1.750%, due 12/31/04, market value $30,095,050.

+     Non-income producing security.

ADR - American Depository Receipt.

CVO - Contingent Value Obligation.

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost $1,000,314,744)    $ 1,056,142,677
  Receivable for investments sold ............         6,968,337
  Deposit on account with broker .............        22,853,447
  Dividends and interest receivable ..........           698,471
  Receivable for Fund shares sold ............         1,623,630
  Cash .......................................               878
  Other assets ...............................            48,481
                                                 ---------------
  TOTAL ASSETS ...............................     1,088,335,921
                                                 ---------------
LIABILITIES:
  Securities sold short (proceeds $42,857,224)        39,027,700
  Payable for Fund shares redeemed ...........         4,525,033
  Payable for investment advisory fees .......           902,905
  Payable for distribution fees ..............           336,389
  Other accrued expenses .....................           521,031
                                                 ---------------
  TOTAL LIABILITIES ..........................        45,313,058
                                                 ---------------
  NET ASSETS applicable to 75,557,470
    shares outstanding .......................   $ 1,043,022,863
NET ASSETS CONSIST OF:
  Capital stock, at par value ................   $        75,557
  Additional paid-in capital .................       991,670,520
  Accumulated net realized gain (loss)
    on investments, futures contracts and
    foreign currency transactions ............        (8,380,742)
  Net unrealized appreciation/(depreciation)
    on foreign currency transactions .........                71
  Net unrealized appreciation/(depreciation)
    on securities sold short .................         3,829,524
  Net unrealized appreciation/(depreciation)
    on investments ...........................        55,827,933
                                                 ---------------
  NET ASSETS .................................   $ 1,043,022,863
                                                 ===============
SHARES OF CAPITAL STOCK:
  CLASS A:
  Shares of capital stock outstanding:
    ($0.001 par value, 150,000,000 shares
    authorized) ..............................        74,185,766
                                                 ===============
  Net asset value and redemption
    price per share ..........................            $13.81
                                                          ======
  Maximum sales charge .......................              5.50%
                                                          ======
  Maximum offering price per share (NAV / 0.945,
    based on maximum sales charge of 5.50%
    of the offering price at
    December 31, 2002) .......................            $14.61
                                                          ======
  CLASS B:
  Shares of capital stock outstanding:
    ($0.001 par value, 100,000,000 shares
    authorized) ..............................           775,303
                                                         =======
  Net Asset Value and offering
    price per share ..........................            $13.53(a)
                                                          ======
  CLASS C:
  Shares of capital stock outstanding:
    ($0.001 par value, 50,000,000 shares
    authorized) ..............................           596,401
                                                         =======
  Net Asset Value and offering
    price per share ..........................            $13.54(a)
                                                          ======

----------------
(a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $288,047)   $  11,324,892
  Interest ...................................       1,358,716
  Other Income ...............................         178,032
                                                 -------------
  TOTAL INVESTMENT INCOME ....................      12,861,640
                                                 -------------
EXPENSES:
  Investment advisory fees ...................      11,452,672
  Distribution fees ..........................       2,990,439
  Shareholder services fees ..................       1,132,410
  Shareholder communications expenses ........         278,986
  Custodian fees .............................         130,820
  Registration fees ..........................          73,000
  Directors' fees ............................          71,750
  Legal and audit fees .......................          18,728
  Miscellaneous expenses .....................          85,166
                                                 -------------
  TOTAL EXPENSES .............................      16,233,971
                                                 -------------
  LESS CUSTODIAN FEE CREDIT ..................            (995)
                                                 -------------
  NET EXPENSES ...............................      16,232,976
                                                 -------------
  NET INVESTMENT LOSS ........................      (3,371,336)
                                                 -------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS)
    ON INVESTMENTS, FOREIGN CURRENCY
    TRANSACTIONS AND SECURITIES SOLD SHORT:
  Net realized gain/(loss) on investments,
    foreign currency and securities
    sold short ...............................      (4,681,764)
  Net change in unrealized appreciation/
    (depreciation) on investments, foreign
    currency and securities
    sold short ...............................    (206,526,289)
                                                 -------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS)
    ON INVESTMENTS, FOREIGN CURRENCY
    AND SECURITIES SOLD SHORT ................    (211,208,053)
                                                 -------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................   $(214,579,389)
                                                 =============

                 See accompanying notes to financial statements.

                           THE GABELLI VALUE FUND INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
OPERATIONS:
  Net investment loss ................................   $    (3,371,336)    $    (3,756,245)
  Net realized gain/(loss) on investments, foreign
    currency and securities sold short ...............        (4,681,764)         45,208,730
  Net change in unrealized appreciation/(depreciation)
    of investments, foreign currency
    and securities sold short ........................      (206,526,289)         18,913,967
                                                         ---------------     ---------------
  NET INCREASE/(DECREASE)IN NET ASSETS
     RESULTING FROM OPERATIONS .......................      (214,579,389)         60,366,452
                                                         ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments
    Class A ..........................................              --           (43,263,768)
    Class B ..........................................              --              (183,177)
    Class C ..........................................              --              (142,067)
                                                         ---------------     ---------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................              --           (43,589,012)
                                                         ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
    Class A ..........................................       (32,042,446)         92,848,807
    Class B ..........................................         6,732,522           4,967,240
    Class C ..........................................         5,261,830           3,724,893
                                                         ---------------     ---------------
  Net increase/(decrease) in net assets from
    capital share transactions .......................       (20,048,094)        101,540,940
                                                         ---------------     ---------------
  NET INCREASE/(DECREASE) IN NET ASSETS ..............      (234,627,483)        118,318,380
                                                         ---------------     ---------------
NET ASSETS:
  Beginning of period ................................     1,277,650,346       1,159,331,966
                                                         ---------------     ---------------
  End of period ......................................   $ 1,043,022,863     $ 1,277,650,346
                                                         ===============     ===============

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. At December 31, 2002, there were no open call options.

The option activity for theFund for the year ended December 31, 2002 as as follows:
                                                        NUMBER OF
CALL OPTIONS                                             CONTRACTS    PREMIUMS
------------                                            ----------   ---------
Options outstanding at December 31, 2001 ...............  1,000      $ 246,992
Options written during the period ......................    200         45,800
Options closed during the period ....................... (1,200)      (292,792)
                                                         ------      ---------
Options outstanding at December 31, 2002 ...............     --             --
                                                         ======      =========

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $3,371,336 and increase accumulated net realized loss on investments for $23,717, with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                                YEAR ENDED         YEAR ENDED
                                            DECEMBER 31, 2002  DECEMBER 31, 2001
                                            -----------------  -----------------
 DISTRIBUTIONS PAID FROM:
 Ordinary Income
   (Inclusive of short term
   capital gains) ......................... $          --         $ 2,368,351
 Net long term capital gains ..............            --          41,220,661
                                            -------------        ------------
 Total Distributions paid ................. $          --         $43,589,012
                                            =============         ===========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Accumulated capital loss carryforward .......$  (966,393)
                  Net unrealized appreciation ................. 52,243,179
                                                               -----------
                  Total accumulated gain ......................$51,276,786
                                                               ===========

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $966,393. The capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2010.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $2,831,768 for Class A Shares, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C Shares incurred distribution and service costs of $87,913 and $70,758, respectively, or 1.00% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2002, other than short-term securities, aggregated $282,717,798 and $169,374,242, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $825,327 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2002, Gabelli & Company, Inc. informed the Fund that it received $300,314 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Adviser. During fiscal 2002, the Gabelli Value Fund Inc. reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value.

7. CAPITAL STOCK TRANSACTIONS. The Fund offers three classes of shares -- Class A Shares, Class B Shares, and Class C Shares. Class A Shares are subject to a maximum front-end sales charge of 5.50%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

Transactions in shares of capital stock were as follows:

                                             YEAR ENDED                       YEAR ENDED
                                         DECEMBER 31, 2002                DECEMBER 31, 2001
                                   ------------------------------    ------------------------------
                                       SHARES          AMOUNT           SHARES           AMOUNT
                                   -------------    -------------    ------------     -------------
                                             CLASS A                            CLASS A
                                   ------------------------------    ------------------------------
Shares sold ......................    14,293,074    $ 214,124,829       14,566,086    $ 245,226,209
Shares issued upon
  reinvestment of dividends ......          --               --          2,408,194       39,740,072
Shares redeemed ..................   (17,291,816)    (246,167,275)      (1,581,812)    (192,117,474)
                                   -------------    -------------    -------------    -------------
    Net increase/(decrease) ......    (2,998,742)   $ (32,042,446)      15,392,468    $  92,848,807
                                   =============    =============    =============    =============
                                             CLASS B                            CLASS B
                                   ------------------------------    ------------------------------
Shares sold ......................       564,409    $   8,469,392          298,235    $   4,978,997
Shares issued upon
  reinvestment of dividends ......          --               --              9,404          153,292
Shares redeemed ..................      (128,374)      (1,736,870)         (10,738)        (165,049)
                                   -------------    -------------    -------------    -------------
    Net increase/(decrease) ......       436,035    $   6,732,522          296,901    $   4,967,240
                                   =============    =============    =============    =============
                                             CLASS C                            CLASS C
                                   ------------------------------    ------------------------------
Shares sold ......................       420,687    $   6,400,274          235,578    $   3,960,931
Shares issued upon
  reinvestment of dividends ......          --               --              6,980          113,921
Shares redeemed ..................       (81,023)      (1,138,444)         (21,049)        (349,959)
                                   -------------    -------------    -------------    -------------
    Net increase/(decrease) ......       339,664    $   5,261,830          221,509    $   3,724,893
                                   =============    =============    =============    =============

8. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 2002, is set forth below:

                                                                                                            PERCENT
                                             NET                                                             OWNED
                              BEGINNING    SHARES      ENDING    REALIZED   DIVIDEND       VALUE AT        OF SHARES
                               SHARES       SOLD       SHARES      GAIN      INCOME    DECEMBER 31, 2002  OUTSTANDING
                              ---------    ------      ------    --------   --------   -----------------  -----------
Media General Inc., CI. A     1,595,000    133,000    1,462,000 $5,355,037 $1,079,640    $87,646,900         6.46%
                                                                ========== ==========    ===========

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                             INCOME
                                  FROM INVESTMENT OPERATIONS                           DISTRIBUTIONS
                          ------------------------------------------    ------------------------------------------
                                              Net
              Net Asset                  Realized and       Total                        Net                           Net Asset
  Period        Value,        Net         Unrealized         from           Net        Realized                          Value,
   Ended      Beginning    Investment   Gain (Loss) on    Investment    Investment      Gain on          Total           End of
December 31    of Period  Income (Loss)   Investments     Operations      Income      Investments    Distributions       Period
-----------  -----------  ------------- --------------    ----------    ----------    -----------    -------------     ---------
CLASS A
   2002(a)      $16.43      $(0.04)        $(2.58)          $(2.62)          --             --              --           $13.81
   2001(a)       16.13       (0.05)          0.93             0.88           --         $(0.58)         $(0.58)           16.43
   2000(a)       19.45       (0.03)         (1.54)           (1.57)          --          (1.75)          (1.75)           16.13
   1999          16.08       (0.06)          5.15             5.09           --          (1.72)          (1.72)           19.45
   1998          14.30       (0.05)          3.32             3.27           --          (1.49)          (1.49)           16.08
CLASS B
   2002(a)      $16.23      $(0.14)        $(2.56)          $(2.70)          --             --              --           $13.53
   2001(a)       16.07       (0.18)          0.92             0.74           --         $(0.58)         $(0.58)           16.23
   2000(a)(b)    18.20       (0.14)         (0.24)           (0.38)          --          (1.75)          (1.75)           16.07
CLASS C
   2002(a)      $16.24      $(0.14)        $(2.56)          $(2.70)          --             --              --           $13.54
   2001(a)       16.07       (0.18)          0.93             0.75           --         $(0.58)         $(0.58)           16.24
   2000(a)(b)    18.20       (0.14)         (0.24)           (0.38)          --          (1.75)          (1.75)           16.07

                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                             --------------------------------------------------------
                                                Net            Net
                             Net Assets      Investment      Operating
  Period                        End of    Income (Loss) to  Expenses to     Portfolio
   Ended         Total          Period       Average Net    Average Net     Turnover
December 31     Return+       (in 000's)       Assets         Assets          Rate
-----------     -------      -----------  ----------------  -----------     ---------
CLASS A
   2002(a)      (16.0)%       $1,024,452       (0.28)%        1.40%(d)          16%
   2001(a)        5.4          1,267,975       (0.30)         1.40(c)           29
   2000(a)       (7.9)         1,158,085       (0.14)         1.37(c)           66
   1999          31.9          1,205,320       (0.40)         1.38              59
   1998          23.2            798,812       (0.41)         1.40              46
CLASS B
   2002(a)      (16.6)%          $10,493       (1.01)%        2.16%(d)          16%
   2001(a)        4.6              5,505       (1.10)         2.19(c)           29
   2000(a)(b)    (1.9)               681       (0.89)(e)      2.12(c)(e)        66
CLASS C
   2002(a)      (16.6)%           $8,078       (1.01)%        2.16%(d)          16%
   2001(a)        4.6              4,170       (1.08)         2.19(c)           29
   2000(a)(b)    (1.9)               566       (0.89)(e)      2.12(c)(e)        66

-----------------

  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect applicable sales charges. Total return for the period of less than one year is not annualized.

(a) Per share amounts have been calculated using the average daily shares outstanding method.

(b) From the commencement of offering on March 1, 2000.

(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.36% (Class A), 2.11% (Class B), and 2.11% (Class C) for 2000 and 1.39% (Class A), 2.18% (Class B), and 2.18%
    (Class C) for 2001.

(d) For the fiscal year ended December 31, 2002, the effect of the custodian fee credits was minimal.

(e) Annualized.

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Board of Directors and Shareholders of
The Gabelli Value Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


                                                      PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036
February 13, 2003

THE GABELLI VALUE FUND INC.
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Value Fund Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Value Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF        NUMBER OF
NAME, POSITION(S)      OFFICE AND     FUNDS IN FUND
   ADDRESS 1            LENGTH OF    COMPLEX OVERSEEN     PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    AND AGE           TIME SERVED 2     BY DIRECTOR       DURING PAST FIVE YEARS                HELD BY DIRECTOR
-----------------     ------------- ----------------     -----------------------              -------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI       Since 1989          22        Chairman of the Board and Chief Executive      Director of Morgan Group
Director, President and                              Officer of Gabelli Asset Management Inc. and   Holdings, Inc. (holding
Chief Investment Officer                             Chief Investment Officer of Gabelli Funds,     company); Vice Chairman of
Age: 60                                              LLC and GAMCO Investors, Inc.;                 Lynch Corporation (diversified
                                                     Chairman and Chief Executive Officer of        manufacturing)
                                                     Lynch Interactive Corporation (multimedia
                                                     and services)

KARL OTTO POHL         Since 1992          31        Member of the Shareholder Committee of Sal     Director of Gabelli Asset
Director                                             Oppenheim Jr. & Cie (private investment        Management Inc. (investment
Age: 73                                              bank); Former President of the                 management); Chairman,
                                                     Deutsche Bundesbank and Chairman of its        Incentive Capital and Incentive
                                                     Central Bank Council (1980-1991)               Asset Management (Zurich);
                                                                                                    Director at Sal Oppenheim Jr. &
                                                                                                    Cie, Zurich

NON-INTERESTED DIRECTORS:
------------------------
ANTHONY J. COLAVITA    Since 1989          33        President and Attorney at Law in the law firm           --
Director                                             of Anthony J. Colavita, P.C.
Age: 67

ROBERT J. MORRISSEY    Since 1989           9        Partner in the law firm of Morrissey,                   --
Director                                             Hawkins &Lynch
Age: 63

ANTHONY R. PUSTORINO   Since 1989          17        Certified Public Accountant; Professor Emeritus,        --
Director                                             Pace University
Age: 77

WERNER J. ROEDER, MD   Since 2001          26        Vice President/Medical Affairs of Lawrence              --
Director                                             Hospital Center and practicing private physician
Age: 62

OFFICERS:
--------
BRUCE N. ALPERT        Since 1989          --        Executive Vice President and Chief Operating            --
Vice President                                       Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                        an officer of all mutual funds advised by
Age: 51                                              Gabelli Funds, LLC and its affiliates.
                                                     Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1995          --        Vice President, General Counsel and Secretary           --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 39                                              and GAMCO Investors, Inc. since 1993; Secretary
                                                     of all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------------

     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.


     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                             Karl Otto Pohl
CHAIRMAN AND CHIEF                                FORMER PRESIDENT
INVESTMENT OFFICER                                DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                               Anthony R. Pustorino
ATTORNEY-AT-LAW                                   CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                         PROFESSOR EMERITUS
                                                  PACE UNIVERSITY

Robert J. Morrissey                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
MORRISSEY, HAWKINS & LYNCH                        LAWRENCE HOSPITAL CENTER

                                    OFFICERS

Mario J. Gabelli, CFA                             Bruce N. Alpert
PRESIDENT AND CHIEF                               CHIEF OPERATING OFFICER
INVESTMENT OFFICER                                VICE PRESIDENT AND
                                                  TREASURER
James E. McKee
SECRETARY

                                    CUSTODIAN
                      Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB409Q402SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
VALUE
FUND
INC.
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002